Vanguard® Short-Term Federal Fund
Schedule of Investments (unaudited)
As of April 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (88.8%)
U.S. Government Securities (15.2%)
	United States Treasury Note/Bond	3.625%	5/15/26	35,000	34,902
	United States Treasury Note/Bond	4.125%	6/15/26	85,000	85,252
[1,2,3]	United States Treasury Note/Bond	4.375%	7/31/26	215,000	216,470
	United States Treasury Note/Bond	4.125%	10/31/26	57,700	58,029
	United States Treasury Note/Bond	3.875%	11/30/27	43,000	43,291
	United States Treasury Note/Bond	1.250%	6/30/28	90,000	83,707
	United States Treasury Note/Bond	4.375%	8/31/28	41,500	42,473
	United States Treasury Note/Bond	3.750%	12/31/28	85,000	85,312
	United States Treasury Note/Bond	4.250%	6/30/29	20,000	20,437
					669,873
Agency Bonds and Notes (33.5%)
[4]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,818
[4]	Fannie Mae Principal Strip	0.000%	5/15/30	36,600	29,997
[4]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,607
	Federal Home Loan Banks	4.800%	3/6/28	100,000	100,475
[4]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	52,915
[4]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	171,159
[4]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	190,453
[4]	Federal National Mortgage Association	0.650%	12/17/25	138,500	135,477
[4]	Federal National Mortgage Association	0.650%	12/17/25	180,495	176,556
[4]	Freddie Mac Principal Strips	0.000%	3/15/31	19,983	15,719
	Private Export Funding Corp.	4.300%	12/15/28	34,000	34,371
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	443,437	367,714
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	232,107	190,481
					1,478,742
Conventional Mortgage-Backed Securities (35.9%)
[4,5]	Fannie Mae Pool	2.625%	6/1/26	800	785
[4,5]	Fannie Mae Pool	2.550%	7/1/26	2,138	2,095
[4,5]	Fannie Mae Pool	2.120%	9/1/26	4,100	3,980
[4,5]	Fannie Mae Pool	2.450%	10/1/26	1,900	1,850
[4,5]	Fannie Mae Pool	1.160%	11/1/26	8,500	8,128
[4,5]	Fannie Mae Pool	2.280%	11/1/26	2,328	2,260
[4,5]	Fannie Mae Pool	2.830%	12/1/26	3,823	3,741
[4,5]	Fannie Mae Pool	3.160%	1/1/27	4,100	4,030
[4,5]	Fannie Mae Pool	2.220%	2/1/27	10,039	9,733
[4,5]	Fannie Mae Pool	2.170%	3/1/27	7,789	7,535
[4,5]	Fannie Mae Pool	3.140%	3/1/27	4,100	4,025
[4,5]	Fannie Mae Pool	2.940%	4/1/27	4,471	4,376
[4,5]	Fannie Mae Pool	1.530%	5/1/27	3,169	3,023
[4,5]	Fannie Mae Pool	2.870%	7/1/27	38,200	37,224
[4,5]	Fannie Mae Pool	2.840%	9/1/27	9,706	9,444
[4,5]	Fannie Mae Pool	3.000%	10/1/27	1,104	1,079
[4,5]	Fannie Mae Pool	1.120%	12/1/27	16,500	15,348
[4,5]	Fannie Mae Pool	2.914%	1/1/28	3,938	3,826
[4,5]	Fannie Mae Pool	1.330%	3/1/28	33,000	30,620
[4,5]	Fannie Mae Pool	2.680%	6/1/28	14,700	14,116
[4,5]	Fannie Mae Pool	4.700%	7/1/28–1/1/30	6,800	6,944
[4,5]	Fannie Mae Pool	4.650%	8/1/28	10,400	10,602
[4,5]	Fannie Mae Pool	5.090%	11/1/28	4,800	4,957
[4,5]	Fannie Mae Pool	3.840%	12/1/28	8,200	8,131
[4,5]	Fannie Mae Pool	4.910%	12/1/28	13,100	13,485
[4,5]	Fannie Mae Pool	3.790%	1/1/29	5,000	4,939
[4,5]	Fannie Mae Pool	5.080%	4/1/29	7,800	8,037
[4,5]	Fannie Mae Pool	4.962%	5/1/29	8,050	8,289
[4,5]	Fannie Mae Pool	3.320%	7/1/29	900	872
[4,5]	Fannie Mae Pool	2.140%	10/1/29	3,268	3,011
[4,5]	Fannie Mae Pool	4.600%	11/1/29	1,400	1,425
[4,5]	Fannie Mae Pool	2.370%	12/1/29	1,600	1,481
[4,5]	Fannie Mae Pool	4.410%	12/1/29	7,800	7,881

Vanguard® Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5]	Fannie Mae Pool	4.480%	12/1/29	8,374	8,485
[4,5]	Fannie Mae Pool	4.490%	12/1/29	2,393	2,426
[4,5]	Fannie Mae Pool	4.530%	1/1/30	3,000	3,044
[4,5]	Fannie Mae Pool	4.710%	2/1/30	3,100	3,170
[4,5]	Fannie Mae Pool	2.920%	8/1/32	1,046	1,000
[4,5]	Freddie Mac Gold Pool	3.000%	11/1/26–8/1/33	14,466	14,160
[4,5]	Freddie Mac Gold Pool	2.500%	9/1/27–7/1/33	32,022	30,860
[4,5]	Freddie Mac Gold Pool	2.000%	3/1/28–6/1/30	29,281	28,526
[4,5]	Freddie Mac Pool	1.180%	5/1/27	3,800	3,598
[4,5]	Freddie Mac Pool	1.050%	10/1/27	13,200	12,323
[4,5]	Freddie Mac Pool	3.080%	3/1/29	12,300	11,855
[4,5]	Freddie Mac Pool	3.710%	7/1/29	5,700	5,608
[4,5]	Freddie Mac Pool	3.830%	7/1/29–8/1/29	26,482	26,182
[4,5]	Freddie Mac Pool	3.934%	9/1/29	8,800	8,731
[4,5]	Freddie Mac Pool	4.000%	9/1/29–12/1/29	55,400	55,117
[4,5]	Freddie Mac Pool	4.500%	12/1/29	3,500	3,547
[4,5]	Freddie Mac Pool	4.230%	2/1/30	11,200	11,216
[4,5]	Freddie Mac Pool	3.250%	9/1/30	18,275	17,474
[5]	Ginnie Mae I Pool	2.500%	1/15/28–7/15/28	7,248	7,117
[5]	Ginnie Mae II Pool	2.500%	5/20/27–1/20/28	14,034	13,777
[4,5]	UMBS Pool	3.000%	4/1/26–4/1/37	58,855	57,107
[4,5,6]	UMBS Pool	2.000%	10/1/27–2/1/37	378,662	352,158
[4,5,6]	UMBS Pool	2.500%	10/1/27–5/15/39	158,392	149,752
[4,5]	UMBS Pool	4.150%	2/1/30–3/1/30	23,000	22,945
[4,5,6]	UMBS Pool	1.500%	11/1/30–1/1/37	344,887	319,341
[4,5]	UMBS Pool	3.500%	4/1/31–6/1/38	21,353	20,939
[4,5]	UMBS Pool	4.000%	10/1/37–12/1/39	12,871	12,572
[4,5,6]	UMBS Pool	5.000%	5/15/39–6/15/39	105,750	106,304
[4,5,6]	UMBS Pool	6.000%	5/15/39	6,000	6,163
[4,5,6]	UMBS Pool	4.500%	6/15/39	13,250	13,150
[4,5]	UMBS Pool	5.500%	1/1/40	6,827	6,937
					1,582,856
Nonconventional Mortgage-Backed Securities (4.2%)
[4,5]	Fannie Mae REMICS	2.000%	10/25/32–3/25/33	10,488	9,911
[4,5]	Fannie Mae REMICS	5.500%	9/25/33	4,422	4,555
[4,5]	Fannie Mae REMICS	3.500%	10/25/34	10,348	10,115
[4,5]	Fannie Mae REMICS	1.750%	7/25/42	4,105	3,843
[4,5]	Fannie Mae REMICS	3.000%	6/25/48	21,347	19,835
[4,5]	Fannie Mae REMICS	4.500%	8/25/49	2,204	2,161
[4,5]	Fannie Mae REMICS	2.500%	11/25/49	17,327	16,258
[4,5]	Freddie Mac REMICS	1.000%	4/25/31	8,695	8,105
[4,5]	Freddie Mac REMICS	3.000%	9/15/32–11/25/48	63,221	59,015
[4,5]	Freddie Mac REMICS	2.000%	5/15/41	5,451	4,977
[4,5]	Freddie Mac REMICS	4.000%	7/15/46	3,788	3,762
[4,5]	Freddie Mac REMICS	2.250%	8/25/49	14,678	12,705
[5]	Ginnie Mae	2.500%	4/20/44	27,252	25,806
[5]	Ginnie Mae REMICS	2.500%	6/16/43	3,479	3,294
					184,342
Total U.S. Government and Agency Obligations (Cost $3,956,163)					3,915,813
Asset-Backed/Commercial Mortgage-Backed Securities (10.7%)
[4,5]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	8,198	8,041
[4,5,7]	Fannie Mae-Aces Class A2 Series 2017-M1	2.496%	10/25/26	567	553
[4,5,7]	Fannie Mae-Aces Class A2 Series 2017-M12	3.162%	6/25/27	1,232	1,208
[4,5,7]	Fannie Mae-Aces Class A2 Series 2017-M15	3.067%	9/25/27	4,033	3,947
[4,5,7]	Fannie Mae-Aces Class A2 Series 2018-M8	3.413%	6/25/28	7,639	7,491
[4,5,7]	Fannie Mae-Aces Class A2 Series 2018-M10	3.467%	7/25/28	5,571	5,472
[4,5,7]	Fannie Mae-Aces Class A2 Series 2021-M7	1.783%	3/25/31	18,400	16,087
[4,5,7]	Fannie Mae-Aces Class A2 Series 2024-M6	3.005%	7/25/27	141,500	138,465
[4,5,7]	Freddie Mac Multiclass Certificates Class A1 Series 2021-P007	1.134%	11/25/27	5,157	4,803
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K057	2.570%	7/25/26	67,018	65,805
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	26,223	25,714
[4,5,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K059	3.120%	9/25/26	15,900	15,672
[4,5,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K061	3.347%	11/25/26	11,506	11,351
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K062	3.413%	12/25/26	11,500	11,359
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	15,000	14,737
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	18,400	18,064
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	11,900	11,724
[4,5,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K086	3.859%	11/25/28	6,700	6,653

Vanguard® Short-Term Federal Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	3,900	3,849
[4,5,7]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K533	4.230%	12/25/29	13,300	13,333
[4,5,7]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K539	4.410%	1/25/30	31,600	31,935
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K736	2.282%	7/25/26	4,722	4,616
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	23,000	21,536
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	33,067	30,888
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $467,784)						473,303
					Shares
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[8]		Vanguard Market Liquidity Fund (Cost $33,575)	4.350%		335,801	33,577
		Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Call Options
	CBOT 5 Year U.S. Treasury Note June 2025 Futures	5/2/25	763	$109.00	763	274
Total Options Purchased (Cost $246)						274
Total Investments (100.3%) (Cost $4,457,768)						4,422,967
Other Assets and Liabilities—Net (-0.3%)						(12,255)
Net Assets (100%)						4,410,712
Cost is in $000.
1	Securities with a value of $420 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $7,535 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $5,580 have been segregated as initial margin for open futures contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2025.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2025	3,296	686,057	3,171
Ultra 10-Year U.S. Treasury Note	June 2025	387	44,402	64
				3,235

Short Futures Contracts
5-Year U.S. Treasury Note	June 2025	(3,003)	(327,914)	(3,798)
10 Year U.S. Treasury Note	June 2025	(772)	(86,633)	(1,672)
Long U.S. Treasury Bond	June 2025	(139)	(16,211)	(70)
				(5,540)
				(2,305)

Vanguard® Short-Term Federal Fund
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/31/27	6/2/25[1]	125,000	0.000[2]	(3.533)[3]	(420)	(420)
3/31/27	6/2/25[1]	117,885	0.000[2]	(3.433)[3]	(187)	(187)
3/31/27	6/2/25[1]	28,000	0.000[2]	(3.343)[3]	—	—
8/31/29	6/2/25[1]	68,628	0.000[2]	(3.639)[3]	(866)	(866)
8/31/29	6/2/25[1]	50,175	0.000[2]	(3.385)[3]	(132)	(132)
					(1,605)	(1,605)
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.
3	Interest payment received/paid annually.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At April 30, 2025, counterparties had deposited in segregated accounts securities with a value of $829 and cash of $254 in connection with TBA transactions.
C.	Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D.	Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Vanguard® Short-Term Federal Fund
E.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
F.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
G.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Vanguard® Short-Term Federal Fund
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,915,813	—	3,915,813
Asset-Backed/Commercial Mortgage-Backed Securities	—	473,303	—	473,303
Temporary Cash Investments	33,577	—	—	33,577
Options Purchased	274	—	—	274
Total	33,851	4,389,116	—	4,422,967
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,235	—	—	3,235
Liabilities
Futures Contracts[1]	(5,540)	—	—	(5,540)
Swap Contracts	(1,605)[1]	—	—	(1,605)
Total	(7,145)	—	—	(7,145)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.